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                                                                    EXHIBIT 10.1

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AGENCY  AGREEMENT  --  SPECIAL  WARRANT  PRIVATE  PLACEMENT

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THIS AGREEMENT dated for reference June 8, 1999, is made

BETWEEN

                GENETRONICS BIOMEDICAL LTD., Suite 210, 580 Hornby Street, Vancouver, British Columbia, V6C 3B6

                                                                 (the "Issuer");

AND

                CANACCORD INTERNATIONAL (L) CORPORATION, P.O. Box HM 2567, Hamilton HM KX, Bermuda

                                                                   (the "Agent")

WHEREAS:

A. The Issuer wishes to privately place with purchasers up to 4,500,000 Special Warrants at a price of U.S. $3.00 per Special Warrant;

B. The Issuer wishes to appoint the Agent to distribute the Special Warrants, and the Agent is willing to accept such appointment on the terms and conditions of this Agreement;


THE PARTIES to this Agreement therefore agree:


1. DEFINITIONS

1.1 In this Agreement and the Recitals hereto:

         (a) "1933 Act" means the Securities Act of 1933 (United States), as amended;

         (b) "1934 Act" means the Securities and Exchange Act of 1934 (United States), as amended;

         (c) "Acts" means the Securities Acts or comparable legislation of the Filing Provinces;

         (d)      "Agent's Fee" has the meaning defined in Section 4 hereof;

         (e) "Agent's Special Warrants" means special warrants of the Issuer having the terms provided herein and in the certificates representing such special warrants;

         (f) "Agent's Warrants" means share purchase warrants of the Issuer having the terms provided herein and in the certificates representing such share purchase warrants;

         (g) "Applicable Legislation" means the Acts, the Regulations and Rules made thereunder, and all Policy Statements, Blanket Orders and Rulings, Notices and Interpretation Notes and other administrative policies and directions issued by Commissions;

         (h)      "Canaccord" means Canaccord Capital Corporation;


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         (i)      "Closing" means the completion of the purchase and sale of some or all of the Special Warrants;

         (j) "Commissions" means the securities regulatory authorities in the Filing Provinces;

         (k) "Corporate Finance Shares" means 30,000 common shares in the capital of the Company, as presently constituted;

         (l) "Disclosure Record" means all press releases, Material Change reports, prospectuses, financial statements and other documents which the Issuer is required to file with the securities regulatory authorities in those jurisdictions where it is a "reporting issuer" under the Acts or has equivalent status as at the date hereof;

         (m) "Distribution" means the proposed issuance of Shares to the holders of the Special Warrants , and Agent's Warrants to the holders of the Agent's Special Warrants, on the deemed exercise of the Special Warrants and Agent's Special Warrants, free of any resale restrictions in the Filing Provinces other than those imposed on a "control person", as that term is defined in the Securities Act (British Columbia);

         (n)      "Exchange" means the Toronto Stock Exchange;

         (o) "Exemptions" means exemptions from the prospectus requirements of the Acts;

         (p) "Filing Deadline" means the day the rules and policies of the Exchange require that the subscription forms and other documentation in connection with the Private Placement must be filed with the Exchange, or any extension thereof;

         (q)      "Filing Provinces" means British Columbia and Ontario;

         (r) "Foreign Issuer" has the meaning defined in Rule 405 of the 1933 Act;

         (s) "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501 of Regulation D;

         (t) "Material Change" has the meaning defined in the Acts, as supplemented by National Policy No. 40;

         (u)      "Material Fact" has the meaning defined in the Acts;

         (v) "Offering Memorandum" has the meaning defined in Applicable Legislation;

         (w)      "Misrepresentation" has the meaning defined in the Acts;

         (x) "Private Placement" means the offering of the Special Warrants on the terms and conditions of this Agreement;

         (y) "Prospectus" means a preliminary and final prospectus (which may include a short form prospectus filed under National Policy 47 of the Canadian Securities Administrators), including any amendments made thereto, which, upon issuance of a receipt therefore by the Commissions, will qualify the Distribution;

         (z)      "Purchasers" means the purchasers of Special Warrants;

         (aa) "Qualification Date" means the date on which a receipt for the final Prospectus is issued by the last of the Commissions to do so;

         (ab) "Registration Statement" means a registration statement in compliance with the 1933 Act relating to the Shares;


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         (ac)     "Regulation D" means Regulation D promulgated under the 1933
                  Act;

         (ad)     "Regulation S" means Regulation S promulgated under the 1933
                  Act;

         (ae) "Regulatory Authorities" means the Commissions and the Exchange;

         (af) "Securities" means the Special Warrants, the Agent's Special Warrants, the Corporate Finance Shares, the Agent's Warrants and the Shares;

         (ag) "Shares" means previously unissued common shares in the capital of the Issuer, as presently constituted, to be issued upon the exercise or deemed exercise of the Special Warrants, and the Agent's Warrants;

         (ah) "Special Warrant Indenture" means an indenture to be made between the Issuer and the Trustee providing for issuance of the Special Warrants;

         (ai) "Special Warrants" means special warrants of the Issuer having the terms and conditions provided in this Agreement and in the Special Warrant Indenture;

         (ak) "Subsidiary" has the meaning defined in the Securities Act (British Columbia); and

         (al)     "Trustee" means Montreal Trust Company of Canada;

1.2 In this Agreement, the following terms have the meanings defined in Regulation "S":

         (a)      "Directed Selling Efforts";

         (b)      "Substantial U.S. Market Interest";

         (c)      "U.S. Person" and

         (d)      "United States".


2. APPOINTMENT OF AGENT AND GREENSHOE OPTION

2.1 The Issuer appoints the Agent as its exclusive agent and the Agent accepts the appointment and agrees to act as the exclusive agent of the Issuer to use commercially reasonable efforts to find and introduce to the Issuer potential purchasers to purchase up to 4,500,000 Special Warrants, at a price of U.S. $3.00 per Special Warrant, by way of sale under the Exemptions.

2.2 The sale of the Special Warrants to the Purchasers will be effected only pursuant to Exemptions which do not require the delivery or filing of an Offering Memorandum.

2.3 The Agent may solicit and accept subscriptions for additional Special Warrants up to a maximum of 15% of the Private Placement (the "Greenshoe Option").

2.4 The number of additional Special Warrants subject to the Greenshoe Option will be the lesser of 15% of the Private Placement or the actual number of additional Special Warrants for which subscriptions have been received.

2.5 On receipt of notice in writing from the Agent given on or before the final Closing, the Issuer will issue and deliver to the Agent forthwith, at a price of U.S. $3.00 per Special Warrant, the number of Special Warrants subject to the Greenshoe Option.


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3. SPECIAL WARRANTS AND AGENT'S SPECIAL WARRANTS


SPECIAL WARRANTS

3.1 The Special Warrants will be issued under and governed by the Special Warrant Indenture, and will be registered in the names of the Purchasers or their nominees.

3.2 The Special Warrant Indenture will be satisfactory in form and substance to the Agent, acting reasonably.

3.3 The Issuer covenants with the Agent, and the Special Warrant Indenture will provide (among other things):

         (a) that each Special Warrant will be exercisable, for no additional consideration, to acquire one Share;

         (b) that the Issuer will use its reasonable best efforts to retain the listing of its common shares on the Exchange and either or both of the American Stock Exchange and NASDAQ, during the term of the Special Warrants and thereafter;

         (c) that the Issuer will use its reasonable best efforts to file and obtain receipts for the preliminary and (final) Prospectus from the Commissions, and to file the Registration Statement with the United States Securities and Exchange Commission, and have the Registration Statement declared effective, as soon as practicable, and in any event within 90 days from the date of the first Closing;

         (d) that the Special Warrants may be exercised by the holders thereof in whole or in part at any time after the Closing on which they are issued. Any unexercised Special Warrants will be deemed to be exercised on that day which falls on the earlier of:

                  (i)      the fifth business day after the Qualification Date;
                           and

                  (iii)    12 months from the date of the final Closing

         (e) that upon exercise or deemed exercise, the Special Warrants will be automatically cancelled and will have no further force or effect;

         (f) that the Special Warrants will be transferable, subject to Applicable Legislation and the rules and policies of the Exchange;

         (g) for the appropriate adjustment in the class and number of the securities to be issued upon exercise of the Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the amalgamation of the Issuer; and

         (h) that the Issuer will use its reasonable best efforts to remain a "reporting issuer" in the Filing Provinces where it is presently a reporting issuer, not in default of Applicable Legislation therein, for one year from the date of the final Closing;


AGENT'S SPECIAL WARRANTS

3.4 The Agent's Special Warrants will be represented by certificates, and will be registered in the names of the Agent or as directed by the Agent, subject to Applicable Legislation.


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3.5 The certificates representing the Agent's Special Warrants will be satisfactory in form and substance to the Agent, and will provide, among other things:

         (a) that each Agent's Special Warrant will be exercisable, for no additional consideration, to acquire one Agent's Warrant;

         (b) that the Agent's Special Warrants may be exercised by the holders thereof in whole or in part at any time after the Closing on which they are issued. Any unexercised Agent's Special Warrants will be deemed to be exercised on that day which falls on the earlier of:

                  (i)      the fifth business day after the Qualification Date;
                           and

                  (ii)     12 months from the date of the final Closing.

         (c) that upon exercise or deemed exercise, the Agent's Special Warrants will be automatically cancelled and will have no further force or effect;

         (d) that the Agent's Special Warrants will not be transferable, except as provided by Applicable Legislation or any order issued by either of the Commissions; and

         (e) for the appropriate adjustment in the class and number of the securities to be issued upon exercise of the Agent's Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the amalgamation of the Issuer.


AGENT'S WARRANTS

3.6 The Agent's Warrants will be represented by certificates, and will be issued and registered in the name of the holders of the Agent's Special Warrants, subject to Applicable Legislation.

3.7 The certificates representing the Agent's Warrants will be satisfactory in form and substance to the Agent, and will provide, among other things:

         (a) that the right to purchase a Share upon exercise of an Agents' Warrant may be exercised at any time until the close of business on that day which falls 12 months from the Closing on which the Agent's Special Warrant pursuant to which the Agent's Warrant was acquired was issued;

         (b) that one Agent's Warrant will entitle the holder, on exercise, to purchase one Share at a price of U.S. $3.31 per Share;

         (c) that upon exercise or expiry, the Agent's Warrants will be automatically cancelled and will have no further force and effect;

         (d) that the Agent's Warrants will not be transferable, except in accordance with Applicable Legislation and any order which may be issued by either of the Commissions; and

         (e) for the appropriate adjustment in the class, number and price of the Shares to be issued upon exercise of the Agent's Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.


4. AGENT'S FEE

4.1 In consideration of the introduction of the Purchasers to the Company by the Agent under this Agreement, the Issuer will, on each Closing:


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         (a)      pay to the Agent a commission of 8% of the gross proceeds from the sale of the Special Warrants, including Special Warrants sold pursuant to the Greenshoe Option, in lawful currency of the United States (the "Agent's Fee"); and

         (b) issue to the Agent or according to the Agent's direction such number of Agent's Special Warrants as is equal to 10% of the Special Warrants sold on such Closing; and

4.2 In consideration of various corporate finance services rendered by the Agent to the Issuer in connection with the Private Placement, including without limitation acting as financial advisor to the Issuer, the Issuer will, on the first Closing, issue to the Agent or according to the Agent's direction 30,000 Corporate Finance Shares.

4.3 The Issuer will not endorse the certificates representing the Agent's Special Warrants, the Agent's Warrants and Shares which may be obtained upon exercise thereof, the Shares which may be obtained upon exercise of the Agent's Warrants, or the Corporate Finance Shares with any legend denoting restrictions on resale under United States securities law.


5. OFFERING RESTRICTIONS

5.1 The Agent will only sell the Special Warrants to persons who represent themselves as being:

         (a) qualified to purchase the Special Warrants under the Exemptions; and

         (b)      persons who are not resident in Canada.

5.2 The Agent acknowledges that the Securities have not been registered under the 1933 Act and may not be offered or sold except in accordance with Regulation S or, for offers and sales to U.S. Persons, pursuant to Regulation D or Section 4(2) of the 1933 Act. Accordingly, the Agent represents, warrants and covenants to the Issuer that, with respect to each offer or sale of Securities, either (a) or (b) is true:

         (a) it has offered and sold, and will offer and sell, Securities only in accordance with Rule 903 of Regulation S. Accordingly, neither the Agent, its affiliates nor any persons acting on its behalf, has made or will make:

                  (i) any offer to sell, or any solicitation of an offer to buy, Securities to any U.S. Person or to any person in the United States;

                  (ii) any sale of Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such Agent, affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States; or

                  (iii) any Directed Selling Efforts in the United States with respect to the Securities; or

         (b) it has offered and sold, and will offer and sell, securities only in the following manner;

                  (i) immediately prior to soliciting offerees, the Agent had reasonable grounds to believe and did believe that each offeree was an Institutional Accredited Investor;

                  (ii) no form of general solicitation or general advertising (as those terms are used in Regulation D) has been or will be used, including advertisements, articles, notices or other communications published in any newspaper, magazine, or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Securities to U.S. Persons; and


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                  (iii)    any offer, sale or solicitation of an offer to buy
                           Securities that has been made or will be made to U.S. Persons was or will be made only to Institutional Accredited Investors.

5.3 The Issuer represents, warrants, covenants and agrees that:

         (a) the Corporation is a Foreign Issuer and reasonably believes that there is no Substantial U.S. Market Interest in the Securities;

         (b) except with respect to offers or sales to Institutional Accredited Investors in reliance upon an exemption from registration under Rule 506 of Regulation D or section 4(2) of the 1933 Act, neither the Issuer nor any of its affiliates, nor any person acting on their behalf, has made or will make:

                  (i) any offer to sell, or any solicitation of an offer to buy, any Securities to a U.S. Person, or a person in the United States; or

                  (ii) any sale of Securities unless, at the time the buy order was or will have been originated, the purchaser is:

                           (A)      outside the United States; or

                           (B) the Issuer, its affiliates, and any person acting on their behalf reasonably believe that the purchaser is outside the United States;

         (c) during the period in which the Securities are offered for sale, neither it nor any of its affiliates, nor any person acting on their behalf has made or will make any Directed Selling Efforts in the United States with respect to distributions under Regulation S, or has taken or will take any action that would cause the exemption afforded by Section 4(2) of the 1933 Act, Regulation D or Regulation S to be unavailable for offers and sales of the Securities, pursuant to this Agreement; and

         (d) none of the Issuer, its affiliates or any person acting on its or their behalf have engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D) with respect to offers or sales of the Securities in the United States, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.




6. SUBSCRIPTIONS

6.1 The Agent will use its reasonable best efforts to obtain from each Purchaser introduced by the Agent, and deliver to the Issuer, on or before the Filing
Deadline duly completed and signed subscriptions in the form attached as Schedule "A" (for non-U.S. Persons) and Schedule "B" (for U.S. Persons) or in such other form consented to by the Issuer and the Agent and executed by the Purchaser.

6.2 The Issuer will accept each properly completed subscription agreement tendered by the Agent, unless:

         (a) the subscriber thereunder would, by virtue of exercise of the Special Warrants subscribed for, become a "control person" of the Company, with the meaning of the Securities Act (British Columbia); or

         (b) the Issuer's directors determine, acting reasonably, that it would not be in the best interests of the Issuer to accept such subscription.


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7. FILINGS WITH THE REGULATORY AUTHORITIES

7.1 The Issuer will forthwith provide to the Exchange written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the rules and policies of the Exchange (the "Notice").

7.2 The Issuer will forthwith provide the Agent and its solicitors with a copy of the Notice, and, forthwith on receipt, a copy of the preliminary and final letters of acceptance of the Notice from the Exchange.

7.3 The Issuer will use its reasonable best efforts to satisfy as expeditiously as possible each of the conditions required to be satisfied by the Exchange prior to acceptance by the Exchange of the Notice.

7.4 Within 10 days of each Closing, the Issuer will:

         (a) file with the Commissions any report required to be filed by Applicable Legislation, in connection with the Private Placement, in the required form; and

         (b) provide the Agent's solicitors with copies of the report or reports.


8. CLOSINGS

8.1 In this Section:

         (a) "Certificates" means the certificates representing the Special Warrants sold on a Closing in the names and denominations reasonably requested by the Purchasers and the Agent, and the certificates representing the Agent's Special Warrants and the Corporate Finance Shares to be issued on such Closing;

         (b) "Proceeds" means the gross proceeds of the sale of Special Warrants, less:

                  (i)      the Agent's Fee;

                  (ii) the reasonable expenses of the Agent in connection with the Private Placement which have not been paid by the Issuer;

                  (iii) any amount which has been attached by garnishing order or other form of attachment; and

                  (iv) any amount paid directly to the Issuer by Purchasers in connection with the Private Placement.

8.2 Closings will take place on a day or days to be agreed between the Issuer and the Agent.

8.3 The Issuer will, on each Closing, issue and deliver the Certificates to the Agent, or according to the Agent's direction, against payment of the Proceeds.

8.4 If the Issuer has satisfied all of its obligations under this Agreement, the Agent will, on the Closing, pay the Proceeds to the Issuer against delivery of the Certificates.

8.5 The Issuer will endorse the Certificates, and the certificates representing any Shares issued prior to the earlier of the day a receipt is issued for the (final) Prospectus by the last of the Commissions and the expiry of the applicable "hold period", with a statement that:

         (a) the securities represented by the certificate are subject to a hold period and may not be traded until the expiry of the hold period except as permitted by Applicable Legislation; and


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         (b)      specifies the date the hold period expires.

8.6 Except with respect to Special Warrants purchased by U.S. Persons, the Issuer will not endorse the Certificates, or the certificates representing the Shares, with any legend referring to resale restrictions imposed under the 1933 Act.


9. CONDITIONS OF CLOSINGS

9.1 The obligations of the Agent on each Closing will be conditional upon the following:

         (a) the Issuer will take all necessary corporate action in order to validly create, issue and sell the Special Warrants to the Purchasers and the Agent's Special Warrants and the Agent's Warrants and the Corporate Finance Shares to the Agent;

         (b) the Issuer will make all necessary filings and obtain all necessary approvals of the Regulatory Authorities, subject only to conditions imposed by the rules and policies of the Exchange, to issue and sell the Special Warrants to the Purchasers and the Agent's Special Warrants and the Corporate Finance Shares to the Agent;

         (c) the issue and sale of the Special Warrants, the Agent's Special Warrants and the Corporate Finance Shares will be exempt from the prospectus requirement of the Acts and the registration requirement of the 1933 Act;

         (d) the issue of Shares upon exercise of the Agent's Warrants will be exempt from the prospectus requirement of the Acts and the registration requirement of the 1933 Act;

         (e) the Issuer's outstanding common shares will be listed on the Exchange and the American Stock Exchange, and the Shares and the Corporate Finance Shares will be accepted for listing on the Exchange and the American Stock Exchange, subject only to conditions which may only be fulfilled after Closing;

         (f) the Issuer will deliver to the Agent and its solicitors favourable opinions of the Issuer's Canadian and United States solicitors dated as of the date of such Closing, in form and substance acceptable to the Agent and its solicitors, acting reasonably, as to all legal matters reasonably requested by the Agent relating to the business of the Issuer and the creation, issuance and sale of the Securities;

         (g) the Issuer will deliver to the Agent and its solicitors such other certificates, comfort letters or opinions of its auditors or other experts or other documents relating to the Private Placement or the affairs of the Issuer as the Agent and its solicitors may reasonably request;

         (h) the directors of the Issuer will pass a resolution, satisfactory in form and substance to the Agent and its solicitors, with respect to certain corporate governance matters; and

         (i) each representation and warranty of the Issuer herein shall be true, and the Issuer will perform or comply with all of its covenants and obligations hereunder.

9.2 Each Closing and the obligations of the Issuer and the Agent to complete the issue and sale of the Securities are subject to:

         (a) receipt of all required regulatory approval for or acceptance of the Private Placement; and

         (b) the removal or partial revocation of any cease trading order or trading suspension made by any competent authority to the extent necessary to complete the Private Placement.


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10. MATERIAL CHANGES

10.1 If, between the reference date of this Agreement and that day which falls five days from the day a receipt is issued for the (final) Prospectus by the last of the Commissions, a Material Change relating to the Issuer or the Subsidiaries (as hereinafter defined), or a change in a Material Fact relating to any of the Securities occurs, the Issuer will:

         (a) as soon as practicable notify the Agent and Canaccord in writing, setting forth the particulars of such change;

         (b) as soon as practicable, issue and file with the Regulatory Authorities a press release that is authorized by a senior officer disclosing the nature and substance of the change;

         (c) as soon as practicable file with the Commissions the report of the Material Change required by Applicable Legislation and in any event no later than 10 days after the date on which the change occurs;

         (d) provide copies of that press release, when issued, and that report, when filed, to the Agent and Canaccord and their solicitors;

         (e) if required by Applicable Legislation, amend the Prospectus to reflect the change, provided it has first obtained the approval of Canaccord for the form and substance of the amendment; and

         (f) if an amendment is prepared to the Prospectus, file such amendment with the Commissions in the time limited by Applicable Legislation, and provide the Agent without charge with as many commercial copies of such amendment as it may reasonably require.

10.2 If the Issuer is uncertain as to whether there has been a Material Change, or a change in a Material Fact, it will promptly provide the Agent and Canaccord with full particulars of the event giving rise to the uncertainty, and will consult with the Agent and Canaccord as to whether such event constitutes a Material Change, or a change in a Material Fact.


11. PROSPECTUS

11.1 The Prospectus will be satisfactory in form and substance to the Agent, Canaccord and their solicitors, acting reasonably.

11.2 The Issuer will permit the Agent, Canaccord and their solicitors to participate in the preparation of the Prospectus, to discuss the Issuer's business with its corporate officials and auditors and to conduct such full and comprehensive review and investigation of the Issuer's business, affairs, capital and operations as the Agent, Canaccord and their solicitors reasonably consider to be necessary to establish a "due diligence" defence under the Acts to an action for rescission or damages based on an allegation that the Prospectus contained a Misrepresentation, and to enable Canaccord to responsibly execute the underwriter's certificate in the Prospectus.

11.3 The Prospectus will contain a contractual right of rescission granted by the Issuer to the Purchasers for Misrepresentations in the Prospectus.

11.4 Provided the Agent, Canaccord and their solicitors, acting reasonably are satisfied that the Prospectus contains full, true and plain disclosure of all Material Facts relating to the Issuer, the Subsidiaries and the Securities, and provided the Issuer delivers to the Agent the documents to be delivered on the date of the (final) Prospectus, the Agent will use its best efforts to have Canaccord execute the underwriter's certificate in the (final) Prospectus.

11.5 The delivery by the Issuer to the Agent and Canaccord of the Prospectus and any amendment or supplement thereto will constitute the Issuer's representation and warranty to the Agent and Canaccord that all material information and statements contained therein (other than information and statements supplied by and


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                                      -11-


relating solely to the Agent and Canaccord) is contained in the Prospectus, that the Prospectus does not contain any Misrepresentation, and the Prospectus constitutes full, true and plain disclosure of all Material Facts relating to the Issuer and its Subsidiary, and to the Securities.

11.6 On the date of the (final) Prospectus, the Issuer will deliver the following documents to the Agent, Canaccord and their solicitors, each of which will be in form and substance satisfactory to the Agent, Canaccord and their solicitors, acting reasonably:

         (a) an opinion of the auditors of the Issuer, dated as of the date of the (final) Prospectus and addressed to the Agent and Canaccord, relating to the accuracy of the financial statements included in the Prospectus and verification of the accuracy of the financial, numerical and certain other information disclosed in the (final) Prospectus;

         (b) a certificate of the Issuer issued to the Agent and Canaccord and their solicitors, dated as of the date of the (final) Prospectus and executed by the President of the Issuer or by another officer approved by the Agent and Canaccord, certifying certain facts relating to the Issuer and its affairs reasonably requested by the Agent and Canaccord and their solicitors; and

         (c) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agent, Canaccord or their solicitors.

11.7 On the day a receipt is issued for the Prospectus by the last of the Commissions, the Issuer will deliver the following documents to the Agent, Canaccord, and their solicitors, each of which will be in form and substance satisfactory to the Agent, Canaccord and their solicitors, acting reasonably:

         (a) an opinion of counsel of the Issuer, dated as of such date and addressed to the Agent, Canaccord and their solicitors, relating to any legal matters in connection with the Issuer and the Distribution for which the Agent, Canaccord or their solicitors may reasonably request an opinion; and

         (b) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agent, Canaccord or their solicitors.

11.8 The Issuer will furnish to the Agent such number of commercial copies of the Prospectus and each amendment and supplement thereto and such other relevant documents as the Agent may reasonably request.

11.9 Once the Commissions have issued receipts for the (final) Prospectus, and the Issuer has delivered to the Agent copies of such receipts and all documents required to be delivered to the Agent on the date of the (final) Prospectus and the date a receipt is issued for the (final) Prospectus by the last of the Commissions, the Agent will deliver, or cause to be delivered, one copy of the (final) Prospectus to each holder of Special Warrants.


12. TERMINATION

12.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the final Closing if:

         (a) an adverse Material Change relating to the Issuer or the Subsidiaries, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

         (b) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets, or the market for the Issuer's securities in particular, or the business of the Issuer or the Subsidiaries, or the ability of the Agent to perform its obligations under this Agreement, or a Purchaser's decision to purchase the Special Warrants;

         (c) following a consideration of the history, business, products, property or affairs of the Issuer, its principals and promoters, or the Subsidiaries, or of the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, the Agent determines, in its sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Special Warrants;

         (d) an enquiry or investigation (whether formal or informal) in relation to the Issuer, the Issuer's directors, officers or promoters, the Subsidiaries or its directors or officers is commenced or threatened by an officer or official of any competent authority;

         (e) any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer prohibiting or restricting the Private Placement or the Distribution is made by a competent regulatory authority and that order is still in effect;

         (f) the Issuer is in breach of any material term of this Agreement; or

         (g) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

12.2 The obligations of the Agent hereunder will terminate if the Exchange has not granted approval for the Private Placement, subject only to filings with the Exchange which may only be made after Closing, within 90 days of the reference date hereof.

12.3 The Agent may terminate its obligations under this Agreement with respect to the Distribution and the Prospectus at any time prior to the expiry of the last of the "hold periods" applicable to any of the Securities if:

         (a) any order to cease trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer is made by a competent regulatory authority and that order is still in effect;

         (b) the Issuer is in breach of any material term of this Agreement; or

         (c) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.


13. WARRANTIES, REPRESENTATIONS AND COVENANTS

13.1 The Issuer warrants and represents to the Agent that:

         (a) the Issuer is a valid and subsisting company duly incorporated and organized under the laws of British Columbia, is a "reporting issuer" under the Acts, and the Issuer:

                  (i) is in good standing and up to date with all filings required under the Company Act (British Columbia); and

                  (ii) has the corporate power and capacity to enter into this Agreement and to carry out the transactions herein contemplated;

         (b) the Issuer is a "reporting issuer" under the 1934 Act, and is not in default of any of the requirements thereof or the rules and regulations made thereunder;

         (c) the Issuer is a Foreign Issuer within the meaning of Rule 405 made under the 1933 Act, and there is no "Substantial U.S. Market Interest", within the meaning of Rule 902 made under the 1933 Act, in the Issuer' securities;

         (d) the Issuer is a "Qualifying Issuer" within the meaning of Blanket Order and Ruling 98/7 issued by the British Columbia Securities Commission, and has filed a "Current AIF" within the meaning of

                  Local Policy Statement 3-27 issued by the British Columbia Securities Commission, together with all supporting documents;

         (e) the Issuer carries on business in the Province of British Columbia and does not carry on business in any other province or territory of Canada or in any other country;

         (f) the Issuer has no "Subsidiaries" or "affiliated" companies, each within the meaning of the Securities Act (British Columbia), and owns no equity interest in any business organization, apart from Genetronics, Inc. and Genetronics S.A. (the "Subsidiaries");

         (g) Genetronics, Inc. is a valid and subsisting company duly incorporated and organized under the laws of California, and is in good standing and up to date with all filings required under the California Corporations Code.

         (h) Genetronics S.A. is a valid and subsisting company duly incorporated and organized under the laws of France, and is in good standing and up to date with all filings required under the corporate legislation of France.

         (i) the Issuer is the recorded and beneficial owner of 100% of the issued and outstanding shares in the capital of the Subsidiaries. No person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option to acquire any such shares or, for the issue or allotment of any shares in the capital of the Subsidiaries, or any other security convertible or exchangeable for such shares.

         (j) the Issuer and the Subsidiaries each hold all material licences and permits that are required for carrying on their businesses in the manner and in the jurisdictions in which such businesses are presently being carried on;

         (k) the Issuer and the Subsidiaries each have the corporate power and capacity to own their assets and to carry on the businesses presently carried on by them;

         (l) the authorized capital of the Issuer consists of 200,000,000 shares divided into 100,000,000 common shares without par value and 100,000,000 Class A preferred shares without par value of which 21,666,226 common and no Class A preferred shares are issued and outstanding as at the date hereof, and the outstanding shares are fully paid and non-assessable;

         (m) the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares and the Corporate Finance Shares;

         (n) the minute books of the Issuer contain all records of the proceedings of the meetings of the Issuer's directors, shareholders and committees of directors since its date of incorporation, except for the minutes of the meeting of directors held on May 28, 1999;

         (o) the minute books of the Subsidiaries contain all records of the proceedings of the meetings of its directors, shareholders and committees of directors since its date of incorporation, except for the minutes of the meeting of directors held on May 28, 1999;

         (p) since their respective dates of incorporation the businesses of the Issuer and the Subsidiaries have been carried on in the usual and ordinary course and neither the Issuer nor the Subsidiaries have entered into any transaction out of the usual and ordinary course of business;

         (q) since October 7, 1994, there has not been any adverse Material Change in the position (financial, business or otherwise) or condition of the Issuer (on a consolidated basis);

         (r) the Issuer has filed all documents which it is required to file under the continuous disclosure provisions of the Acts, and the Issuer has filed no Material Change reports on a confidential basis with the securities regulatory authorities in these jurisdictions where it is a "reporting issuer" which remain confidential;

         (s) the Issuer's outstanding common shares are listed, posted and called for trading on the Exchange, and the Issuer is not in material breach of its Listing Agreement with the Exchange;

         (t) the Issuer's outstanding common shares are listed, posted and called for trading on the American Stock Exchange, and the Issuer is not in material breach of its Listing Agreement with the American Stock Exchange;

         (u) neither the Issuer nor the Subsidiaries are subject to any material mortgage, lien, lease, agreement, instrument or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated herein;

         (v) the Issuer or the Subsidiaries are the beneficial owners of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, free and clear of all liens, charges and encumbrances, except as may be disclosed in the Disclosure Record, and all agreements by which the Issuer or the Subsidiaries holds an interest in a property, business or assets are in good standing according to their terms;

         (w) the audited consolidated financial statements of the Issuer for its fiscal year ended March 31, 1998 (the "Audited Financial Statements) and the unaudited consolidated financial statements of the Issuer for the three month period ended December 31, 1998 (the "Interim Financial Statements") have been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer as at the respective dates thereof, and there have been no adverse Material Changes in the financial position of the Issuer on a consolidated basis since the date of the Audited Financial Statements, except as recorded in the books of the Issuer and fully and plainly disclosed in the Disclosure Record;

         (x) since the date of the Audited Financial Statements, there has not been any adverse Material Change of any kind whatsoever in the financial position or condition of the Issuer on a consolidated basis or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of the Issuer or the Subsidiaries, or the right or capacity of the Issuer or the Subsidiaries to carry on their businesses;

         (y) no financial statements of the Issuer are publicly available as at any date, or for any period, subsequent to the Interim Financial Statements;

         (z) all of the material transactions of the Issuer and the Subsidiaries have been promptly and properly recorded or filed in or with the books or records of the Issuer;

         (aa) all of the material contracts of the Issuer and the Subsidiaries are described in the Disclosure Record and are in good standing in all material respects, and neither the Issuer nor the Subsidiaries are in default in any material respect thereof, and neither the Issuer nor the Subsidiaries are aware of any default in any material respect by any other party to such contracts;

         (ab) neither the Issuer nor the Subsidiaries are party to any agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, option, understanding or commitment, for the purchase of any of the businesses, properties or assets or interests in the businesses properties or assets referred to in the Disclosure Record, except as may be disclosed in the Disclosure Record;

         (ac) the subscription form and all other written or oral representations made by the Issuer to an investor or potential investor in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such representation misleading;

         (ad) the Issuer has complied in all material respects and will comply in all material respects with the requirements of all applicable corporate and securities laws including, without limitation, Applicable Legislation, the Company Act (British Columbia), the 1933 Act and the 1934 Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

         (ae) the issue and sale of the Special Warrants by the Issuer and the Agent does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or those of the Subsidiaries, or any agreement or instrument to which the Issuer or the Subsidiaries are a party;

         (af) neither the Issuer nor the Subsidiaries are a party to any actions, suits or proceedings which could materially affect the Issuer's business or financial condition (on a consolidated basis), and to the best of the Issuer's knowledge no such actions, suits or proceedings are contemplated or have been threatened;

         (ag) there are no judgments against the Issuer or the Subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or the Subsidiaries is subject;

         (ah) neither the Issuer nor the Subsidiaries are in breach of any law, rule, statute, regulation or by-law applicable to its operations, properties or assets, the breach of which would result in a adverse Material Change in the position (financial, business or otherwise) or condition of the Issuer (on a consolidated basis), or would affect the rights of the Issuer or the Subsidiaries;

         (ai) no order ceasing or suspending trading in securities of the Issuer or prohibiting the sale of such securities has been issued against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters, and to the best of the knowledge of the Issuer, no investigations or proceedings for such purposes are pending or threatened;

         (aj) the Issuer and the Subsidiaries have filed all federal, provincial, state, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

         (ak) the Issuer and the Subsidiaries have established on their books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or the Subsidiaries, except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or the Subsidiaries which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer on a consolidated basis;

         (al) this Agreement has been duly authorized by all necessary corporate action on the part of the Issuer;

         (am) this Agreement is, and the Special Warrant Indenture and the certificates representing the Agent's Special Warrants will be, upon execution and delivery by the Issuer, legal, valid and binding agreements of the Issuer, enforceable against the Issuer in accordance with their terms, subject only to customary qualifications regarding the availability of equitable remedies; and

         (an) the Issuer or the Subsidiaries. own or possess adequate rights to use all material patents, trade-marks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the Issuer's business (on a consolidated basis) as now conducted and as proposed to be conducted, without any conflict with or infringement of the rights of the others.

                  Neither the Issuer nor the Subsidiaries has received any communication alleging that the Issuer or the Subsidiaries has violated or, by conducting such business as proposed, would violate any of the patents, trade-marks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, apart from on April 7, 1999 pursuant to an ongoing discussion of issues initiated by the Issuer between the Issuer and the University of South Florida ("USF"), the Issuer received correspondence from USF purporting to claim certain rights to U.S. Patent No. 5,702, 359, "Needle Electrodes for Mediated Delivery of Drugs and Genes" issued to Gunther A. Hoffman, Richard A. Gilbert, Yauhico Hayakawa, Richard Heller and Mark J. Jaroszeski on December 30, 1997. Such patent is assigned to the Issuer, and the Issuer disputes USF's claim of rights to such patent. Neither the execution or delivery of this Agreement, the conduct of the Issuer's business (on a consolidated basis), nor the activities of any employees of the Issuer, or the Subsidiaries in conducting that business will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated.

13.3 The representations and warranties of the Issuer contained herein will be true and correct at each Closing, will survive each Closing, and no investigation by or on behalf of the Agent will diminish in any respect its right to rely on such representations and warranties.

13.4 The Agent warrants and represents to the Issuer that:

         (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated; and

         (b) it will sell the Special Warrants in compliance with the Acts and the 1933 Act.


14. EXPENSES OF AGENT

14.1 The Issuer will pay all of the expenses of the Private Placement, the Prospectus and the Distribution and all the expenses reasonably incurred by the Agent and Canaccord in connection with the Private Placement, the Prospectus and the Distribution including, without limitation, the reasonable fees and expenses of the solicitors for the Agent and Canaccord.

14.2 The Issuer will pay the expenses referred to in Subsection 14.1 even if the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agent.

14.3 The Agent and Canaccord may, from time to time, render accounts for their expenses in connection with the Private Placement, the Prospectus and the Distribution to the Issuer for payment on or before the payment dates set out in the accounts.

14.4 The Issuer authorizes the Agent to deduct its reasonable expenses and those of Canaccord in connection with Private Placement from the gross proceeds of the Private Placement and any advance payments made by the Issuer, including expenses for which an account has not yet been rendered.


15. GARNISHING ORDERS

15.1 If at any time, up to and including the final Closing, the Agent receives a garnishing order or other form of attachment purporting to attach or garnish a part or all of the sale price of any of the Securities, the Agent will be free to pay the amount purportedly attached or garnished into court.

15.2 Any payment by the Agent into court pursuant to a garnishing order will be deemed to have been received by the Issuer as payment by the Agent against the sale price of the Securities to the extent of the amount paid, and the Issuer will be bound to issue and deliver the Securities proportionately to the amount paid by the Agent.

15.3 The Agent will not be bound to ascertain the validity of any garnishing order or attachment, or whether in fact it attaches any moneys held by the Agent, and the Agent will be free to act with impunity in replying to any garnishing order or attachment.

15.4 The Issuer will release, indemnify and save harmless the Agent in respect of all damages, costs, expenses or liability arising from any acts of the Agent under this Section.


16. INDEMNITY

16.1 The Issuer will indemnify the Agent, Canaccord and each of their respective directors, officers, employees and agents (collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

         (a) existing by reason of an untrue statement contained in the subscription agreement, the Disclosure Record or other written or oral representation made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement, or in the Prospectus, the Registration Statement or other written or oral representation made by the Issuer in connection with the Distribution, or by reason of the omission to state any fact necessary to make such statements or representations not misleading (except for information and statements supplied by and relating solely to the Agent or Canaccord);

         (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation, or omission exists (except information and statements supplied by and relating solely to the Agent or Canaccord), that trading in or distribution of any of the Securities is to cease;

         (c) resulting from the failure by the Issuer to obtain the requisite regulatory approval for the Private Placement, the Prospectus or the Registration Statement unless the failure to obtain such approval is the result of a breach of this Agreement by the Agent;

         (d) resulting from the breach by the Issuer of any of the terms of this Agreement;

         (e) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

         (f) if the Issuer fails to issue and deliver the certificates representing the Securities in the form and denominations satisfactory to the Agent at the time and place required by the Agent with the result that any completion of a sale of the Securities does not take place; or

         (g) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out of an act or omission by the Agent.

16.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

16.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

16.4 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the fees and expenses of such counsel.

16.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this

Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

16.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent Misrepresentation will be entitled to contribution from any person who is not found liable for such fraudulent Misrepresentation.

16.7 To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.


17. ASSIGNMENT AND SELLING GROUP PARTICIPATION

17.1 The Agent will not assign this Agreement or any of its rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agent has obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

17.2 The Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other dealers, brokers and investments dealers outside of Canada and the United States, who may or who may not be offered part of the Agent's Fee.


18. NOTICE

18.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

18.2 If notice is sent by telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

18.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

18.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telegram or telecopier or will be delivered.


19. TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).


20. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and indemnities of the Issuer contained in this Agreement will survive the final Closing.

21. LANGUAGE

This Agreement is to be read with all changes in gender or number as required by the context.


22. ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.


23. HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.


24. COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by telecopier, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

25. LAW

This Agreement is governed by the law of British Columbia and shall be considered in all respects a British Columbia contract, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

This document was executed and delivered as of the date given above.


The common seal of GENETRONICS          )
BIOMEDICAL LTD. was hereunto            )
affixed in the presence of:             )
                                        )
                                        )
/s/ James L. Heppell                    )
--------------------------------------- )
Authorized Signatory                    )               c/s
                                        )



CANACCORD                               )
INTERNATIONAL (L) CORPORATION           )
                                        )
                                        )
                                        )
/s/ Elizabeth A. Watkins                )
--------------------------------------- )
Authorized Signatory                    )
                                        )
                                        )
--------------------------------------- )
Authorized Signatory                    )

                                  SCHEDULE "A"
                             SUBSCRIPTION AGREEMENT
                                (THE "AGREEMENT")

The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase _____________________ special warrants (the "Special Warrants") of Genetronics Biomedical Ltd. (the "Company") at a price of US$3.00 per Special Warrant for aggregate proceeds of US$_____________________ (the "Subscription Price"), all on the terms and subject to the conditions set forth in Schedule A attached hereto and in the Agency Agreement and the Special Warrant Indenture (each as defined herein).


                             EXECUTION BY SUBSCRIBER

                                            ------------------------------------
                                            Name of Subscriber

                                            ------------------------------------
                                            Address of Subscriber

Signature of Individual Subscriber or
Authorized Signatory of Subscriber          ------------------------------------
(if Subscriber is NOT an individual)        Name of Contact Person, if
                                            Subscriber not an individual

                                            (  )
                                            ------------------------------------
                                            Telephone Number of Subscriber or
                                            Contact Person

                                            (  )
                                            ------------------------------------
                                            Facsimile Number of Subscriber or
                                            Contact Person


EXECUTED BY THE SUBSCRIBER THIS __________ DAY OF _________________, 1999.

PLEASE COMPLETE THE FOLLOWING SECTION IF YOU REQUIRE THE CERTIFICATE(S) REPRESENTING THE SECURITIES TO APPEAR IN THE NAME OF AN INTERMEDIARY, SUCH AS YOUR BROKER, OR REQUIRE THE CERTIFICATE(S) TO BE DELIVERED TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

------------------------------------        ------------------------------------
REGISTRATION INSTRUCTIONS                   DELIVERY INSTRUCTIONS

------------------------------------        ------------------------------------
Name to appear on certificate(s)            Name and account reference, if
                                            applicable


------------------------------------        ------------------------------------
Account reference, if applicable            Contact Person

------------------------------------        ------------------------------------
Address of Intermediary                     Address for Delivery


                                            ------------------------------------
                                            Telephone Number of Contact Person

ACCEPTED by the Company this __________ day of ________________, 1999.

GENETRONICS BIOMEDICAL LTD.


Per: __________________________________
     Authorized Signatory

                                   SCHEDULE A
In consideration of the covenants and agreements herein, and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.       DESCRIPTION OF SPECIAL WARRANTS

        The Special Warrants will be transferable and will be issued pursuant to an indenture to be made between the Company and Montreal Trust Company of Canada (the "Special Warrant Indenture") and shall entitle the holders thereof to receive, without additional payment, upon exercise of the Special Warrants, one common share (a "Share") of the Company for each Special Warrant held.

        The Special Warrants will be exercisable at any time on or before 4:30 p.m. (Vancouver time) (the "Expiry Time"), on the day which is the earlier of:
(a) 12 months from the Closing (as defined below); and (b) the day which is five business days after a receipt for a (final) prospectus (the "Prospectus") qualifying the issuance of the Shares issuable upon due exercise of the Special Warrants has been issued by the securities regulatory authorities in British Columbia and such other Provinces in Canada that the Agent reasonably requires (collectively, the "Filing Jurisdictions"). Special Warrants not expressly exercised by the holders thereof prior to the Expiry Time shall be deemed to have been so exercised immediately prior thereto.

        The Company has covenanted and agreed to, among other things, use its reasonable best efforts to finalize and obtain a receipt for the Prospectus in each of the Filing Jurisdictions no later than 5:00 p.m. (Vancouver time) on the day which is 90 days from Closing (the "Qualification Deadline").

        IN THE EVENT THAT THE COMPANY IS UNABLE TO OBTAIN A RECEIPT FOR THE PROSPECTUS IN ANY OF THE FILING JURISDICTIONS, THE SPECIAL WARRANTS AND THE SHARES (COLLECTIVELY, THE "SECURITIES") WILL BE SUBJECT TO STATUTORY HOLD PERIODS DURING WHICH, SUBJECT TO THE AVAILABILITY OF ANOTHER EXEMPTION, THE SECURITIES MAY NOT BE RESOLD IN SUCH FILING JURISDICTIONS. IN ADDITION, ANY SHARES OBTAINED PURSUANT TO THE EXERCISE OF SPECIAL WARRANTS PRIOR TO THE ISSUANCE OF RECEIPTS FOR THE PROSPECTUS BY THE SECURITIES COMMISSIONS IN THE FILING JURISDICTIONS WILL BE SUBJECT TO STATUTORY RESTRICTIONS ON RESALE. THE COMPANY IS A REPORTING ISSUER IN BRITISH COLUMBIA AND ONTARIO. THE COMPANY IS NOT A REPORTING ISSUER IN ANY OTHER JURISDICTION AND A HOLDER RESIDENT IN ANOTHER JURISDICTION MAY BE SUBJECT TO DIFFERENT AND LONGER RESALE RESTRICTIONS. RESIDENTS OF SUCH OTHER JURISDICTIONS ARE URGED TO CONSULT WITH COUNSEL THEREIN ABOUT APPLICABLE RESALE RESTRICTIONS.

        IT IS A FURTHER PROVISION OF THE SPECIAL WARRANT INDENTURE THAT THE AGGREGATE PROCEEDS OF THE SALE OF THE SPECIAL WARRANTS (THE "PROCEEDS"), WILL BE DELIVERED TO THE COMPANY AT THE CLOSING (AS DEFINED BELOW).

        THE TERMS AND CONDITIONS WHICH GOVERN THE SPECIAL WARRANTS ARE CONTAINED IN THE SPECIAL WARRANT INDENTURE WHICH CONTAINS, AMONG OTHER THINGS, ANTI-DILUTION PROVISIONS AND PROVISIONS FOR THE APPROPRIATE ADJUSTMENT IN THE CLASS, NUMBER AND PRICE OF THE SHARES UPON THE OCCURRENCE OF CERTAIN EVENTS, INCLUDING ANY SUBDIVISION, CONSOLIDATION OR

RECLASSIFICATION OF THE SHARES OR PAYMENTS OF STOCK DIVIDENDS OR THE AMALGAMATION OR OTHER SUBSTANTIAL REORGANIZATION OF THE COMPANY.

        The Special Warrants herein subscribed for form part of a larger offering (the "Offering") of up to 4,500,000 Special Warrants to be issued by the Company pursuant to an agency agreement (the "Agency Agreement") between the Company and Canaccord International (L) Corporation (the "Agent").

        The foregoing description of the Special Warrants is a summary only and is subject to the detailed provisions of the Special Warrant Indenture under which they are to be issued.

2.      PAYMENT

        The Subscription Price must be paid by wire transfer of funds in United States dollars at par.

3.      REGISTRATION AND DELIVERY INSTRUCTIONS

        The Subscriber must complete, sign and return by courier to Canaccord Capital Corporation of P.O. Box 10337, 2200 - 609 Granville Street, Vancouver, British Columbia, V7Y 1H2:

        (a)     an executed copy of this Agreement;

        (b)     delivery instructions attached as Exhibit A;

        (c) Toronto Stock Exchange Questionnaire and Undertaking in the form attached as Exhibit B;

        (d)     if an individual, Form 20A(IP) attached as Exhibit C; and

        (e) if applicable, an Undertaking of Foreign Portfolio Manager, attached as Exhibit D; and

        (f)     a wire transfer of funds to:

                Bank of Montreal
                Montreal, Quebec
                Swift: BOFMCAM2
                Account: 0004 4625407
                Beneficiary: Canaccord Capital Corp.
                Client Name: Canaccord International Corporation
                Client Account Number:  252-974B-9

                in the amount of the Subscription Price.

        The Subscriber (or if applicable, others for whom it is contracting hereunder) shall complete, sign and return to the Company as soon as possible on request by the Company any documents, questionnaires, notices and undertakings as may be required of the Subscriber by regulatory authorities and applicable law.

4.      CLOSING

        The closing of the transactions contemplated herein will be completed at the offices of Catalyst Corporate Finance Lawyers at Suite 1100, 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9 or at such other place as the Company and the Agent shall agree, at 10:00 a.m. (Vancouver Time) on the date upon which the Company and the Agent agree (the "Closing").

        This executed Agreement is open for acceptance in whole or in part by the Company in its sole discretion in each case or at any time prior to the Closing. Confirmation of acceptance or rejection of a subscription will be forwarded to the Subscriber promptly after acceptance or rejection has been made. If this Agreement is rejected in whole and if the Subscriber has delivered a certified cheque or bank draft representing the Subscription Price for the Special Warrants, then such cheque or bank draft will be promptly returned to the Subscriber without deduction or interest. If this Agreement is accepted only in part and the Subscriber has delivered a certified cheque or bank draft as aforesaid, a cheque representing the portion of the Subscription Price for that portion of the Subscriber's subscription for Special Warrants which is not accepted will be promptly returned to the Subscriber without interest.

        Certificates representing the Special Warrants (individually, a "Special Warrant Certificate", and collectively, the "Special Warrant Certificates") will be available for delivery at the Closing against payment of the aggregate Subscription Price in the manner specified above. If the Subscriber does not choose to attend the Closing to receive the Special Warrant Certificate representing the Special Warrants subscribed for herein, then the Subscriber, on its own behalf or on behalf of others for whom it is contracting hereunder, hereby appoints the Agent, with full power of substitution, as its true and lawful attorney and agent with the full power and authority in its place and stead to swear, execute, file and record any document necessary to accept delivery of the Special Warrants at the Closing, to terminate this Agreement on its behalf in the event that any condition precedent to the offering has not been satisfied, to execute a receipt for the Special Warrants and any other documentation, modify or waive any conditions or grant any waivers on its behalf in connection with this transaction, and to deliver Special Warrant Certificates to the Subscriber at the address set forth above promptly after the Closing.

5.      PROSPECTUS EXEMPTIONS

        The sale and delivery of the Special Warrants to the Subscriber (or others for whom it is contracting hereunder) is conditional upon such sale being exempt from the requirement to file a prospectus, as defined in applicable securities legislation, in the Filing Jurisdictions or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale and delivery without the requirement of filing a prospectus.

        The Subscriber on its own behalf (or on behalf of others for whom it is contracting hereunder, if applicable) acknowledges and agrees that:

        (a) it (or others from whom it is contracting hereunder) has not been provided with, nor has it requested, nor does it have any need to receive an offering memorandum as defined in applicable securities legislation (an "Offering Memorandum") or other documents (other than annual financial statements, interim financial statements or any other document the content of which is prescribed by statute) describing the business and affairs of the Company which has been prepared for delivery to and to be reviewed by prospective purchasers in order to assist these purchasers in making an investment decision in respect of the Special Warrants;

        (b) its decision to execute this Agreement and purchase the Special Warrants (on its own behalf or on behalf of those for whom it is contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Agent or the Company;

        (c) to the best of its knowledge, the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio or television or otherwise; and

        (d) it (or others for whom it is contracting hereunder) has been independently advised as to applicable resale restrictions in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Agent or the Company with respect thereto, acknowledges that it is aware of the characteristics of the Special Warrants, the risks relating to an investment therein and of the fact that it (or others for whom it is contracting hereunder) may not be able to resell the Special Warrants or Shares except in accordance with exemptions under applicable securities legislation and regulatory policy and that if it (or others for whom it is contracting hereunder) exercises the Special Warrants prior to the issuance of final receipt for a prospectus in the Filing Jurisdictions, the Shares acquired may be subject to applicable resale restrictions in the Filing Jurisdictions.

6.              REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

                The Subscriber (on its own behalf or on behalf of others for whom it is contracting hereunder) hereby represents, warrants and covenants to the Agent and the Company, which representations and warranties shall survive the Closing, that:

        (a) the Subscriber is purchasing sufficient Special Warrants so that the aggregate acquisition cost of the Special Warrants to the Subscriber is not less than Cdn.$97,000;

        (b) the Subscriber is purchasing as principal and is not a corporation, partnership, trust, fund, association, or any other organized group of persons created, or used primarily, to permit the purchase of the Special Warrants (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Special Warrants is less than Cdn.$97,000 or, if not purchasing the Special Warrants as principal, is duly authorized to enter into this Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Company may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Special Warrants for whom it may be acting, and is a portfolio manager in a jurisdiction other than Canada, provided that the total asset value of the investment portfolio it manages on behalf of its clients is not less than Cdn.$20,000,000 and it is purchasing the Special Warrants as an agent or trustee for accounts that are fully managed by it;

        (c) no prospectus has been filed by the Company with the British Columbia Securities Commission in connection with the issuance of the Special Warrants, the issuance is exempted from the prospectus requirements of the Securities Act (British Columbia) (the "Act"), and that:

                (i) the Subscriber is restricted from using most of the civil remedies available under the Act;

                (ii) the Subscriber may not receive information that would otherwise be required to be provided to him or her under the Act; and

                (iii) the Company is relieved from certain obligations that would otherwise apply under the Act;

        (d) if the Subscriber is a syndicate, partnership or other form of unincorporated organization, every participant in the syndicate, partnership or unincorporated organization would have an aggregate acquisition cost of not less than Cdn.$97,000 for the Special Warrants purchased if the participant were acquiring its proportionate interest in the Special Warrants purchased;

        (e) subject to paragraph 6(d) above, if the Subscriber is not an individual or a corporation, each member of the partnership, syndicate or other unincorporated organization which is the beneficial purchaser, or each beneficiary of the trust which is the beneficial purchaser, as the case may be, is an individual who has an aggregate acquisition cost of not less than Cdn.$97,000 for the Special Warrants;

        (f) if the Subscriber is an individual, he or she has attained the age of majority and in every case he or she is legally competent to execute this Agreement and to take all actions required pursuant hereto;

        (g) if the Subscriber is other than an individual, it is legally competent to execute this Agreement and to take all actions required pursuant thereto and all approvals necessary for the Subscriber to do so have been obtained;

        (h) the Subscriber acknowledges that as the Special Warrants are subject to a hold period under applicable British Columbia securities legislation, the Company will be required to legend the Special Warrant Certificate and certificates representing the Shares (in the event such Shares are acquired prior to the issuance of a receipt by the securities regulatory authorities in the Filing Jurisdictions for the Prospectus) in substantially the following form:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL SEPTEMBER __, 1999 EXCEPT AS PERMITTED BY THE SECURITIES ACT OF BRITISH COLUMBIA AND THE RULES MADE THEREUNDER.";

        (i) the Subscriber (or the others for whom it is contracting hereunder) is resident in the jurisdiction set out on the first page of this Agreement;

        (j) if the Subscriber (or the others for whom it is contracting hereunder) trades the Securities before receipts for the final Prospectus are obtained, it will comply with the securities legislation respecting such trades in the jurisdiction within which such Subscriber (or the others for whom it is contracting hereunder) resides and sells the Securities and, in the Filing Jurisdictions, other applicable securities laws;

        (k) this Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

        (l) no offer of Special Warrants was made to the Subscriber (or the others for whom it is contracting hereunder) in the "United States" (as defined in Regulation S under the United States Securities Act of 1933 (the "1933 Act"), the Subscriber is not a "U.S. Person" (as defined in Regulation S) and is executing this Agreement outside the United States;

        (m) the activities of the Subscriber (or the others for whom it is contracting hereunder) contemplated hereunder are not a scheme to avoid the registration requirements of the 1933 Act;

        (n) no person has made to the Subscriber any written or oral representation:

                (i) that any person will resell or repurchase the Special Warrants or the Shares;

                (ii) that any person will refund the purchase price of the Special Warrants;

                (iii) as to the future price of the Special Warrants or the Shares; or

                (iv) that the Special Warrants or Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post the

                        Special Warrants or Shares for trading on a stock exchange, apart from an application to list the Shares on The Toronto Stock Exchange and the American Stock Exchange;

        (o) the delivery of this Agreement, the acceptance of it by the Company, the issuance of the Special Warrants to the Subscriber and the acquisition of the Shares upon exercise of the Special Warrants comply with all applicable laws of the Subscriber's jursidiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

        (p) the Subscriber (and the others for whom it is contracting hereunder) has no intention to distribute, and shall not transfer, either directly or indirectly any of the Special Warrants or the Shares to any person within the United States or to U.S. persons (as defined in Regulation S under the 1933 Act) within 90 days from the Closing; and

        (q) it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment.

7.              RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS

                The Subscriber acknowledges that the representations and warranties and covenants contained in this Agreement are made with the intent that they may be relied upon by the Company and the Agent in determining its eligibility to purchase the Special Warrants and the Subscriber hereby agrees to indemnify the Company and the Agent against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur that are caused by or arise from the reliance thereon by the Company and the Agent. The Subscriber further agrees that by accepting the Special Warrants the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Subscriber at the Closing and that they shall survive the purchase by the Subscriber of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition of the Special Warrants or the Shares.

8.             ACKNOWLEDGEMENT

                THE SUBSCRIBER ACKNOWLEDGES THAT THE SUBSCRIBER HAS RECEIVED SUCH INDEPENDENT ADVICE FROM INDEPENDENT LEGAL, ACCOUNTING AND TAX PROFESSIONAL ADVISORS AS THE SUBSCRIBER HAS DETERMINED NECESSARY TO MAKE A DECISION TO PURCHASE THE SPECIAL WARRANTS.

9.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company agrees that the Subscriber shall have the benefit of each and all of the representations and warranties made by the Company to the Agent in the Agency Agreement, with the same effect as if such representations and warranties were repeated herein and made to the Subscriber, and acknowledges that the Subscriber is relying upon such representations and warranties in entering into this Agreement. The Company will, upon request of the Subscriber and without charge, provide the Subscriber with an extract from the Agency Agreement setting forth all such representations and warranties.

10.             CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

                In the event that a holder of Special Warrants, who acquires Shares upon the exercise of the Special Warrants as provided for in the Prospectus, is or becomes entitled under the Securities Act of British Columbia, to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall, subject to available defences and any limitation period under applicable securities legislation, be entitled to rescission not only of the holder's exercise of its Special Warrants but also of this Agreement pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund from the Company of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrant subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of Special Warrants under section 131 of the Act (or equivalent provisions of the securities laws of other provinces in Canada) or otherwise at law.

11.             APPOINTMENT OF AGENT

                The Subscriber, on its own behalf and on behalf of others for whom it is contracting hereunder, hereby:

        (a) irrevocably authorizes the Agent to negotiate and settle the form of the Special Warrant Indenture and any other agreement to be entered into in connection with this transaction and to waive on its own behalf and on behalf of the Subscribers in whole or in part, or extend the time for compliance with, any of the Closing conditions in such manner and on such terms and conditions as the Agent may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of such others hereunder;

        (b) acknowledges and agrees that the Agent and the Company may vary, amend, alter or waive, in whole or in part, one or more of the conditions set forth in the Agency Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, without affecting in any way the Subscriber or such others' obligations hereunder; provided however, that the Agent shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material attributes of the Special Warrants described herein; and

        (c) irrevocably authorizes the Agent to swear, execute, file and record any documents necessary to accept delivery of the Special Warrants at the Closing and to terminate this Agreement on behalf of the Subscriber in the event that any condition precedent to the offering has not been satisfied.

                Should the Offering be over subscribed, the number of Special Warrants subscribed for shall be allocated to the Subscriber in the discretion of the Company. The Agent shall be authorized to amend the information contained herein to reduce the number of Special Warrants subscribed for and the Subscription Price to reflect the number of Special Warrants allocated to the Subscriber and the Subscription Price therefor.

12.             TERMINATION OF AGREEMENT

                The Subscriber may terminate his or her subscription hereunder if the Agent terminates its obligations under the Agency Agreement, and hereby irrevocably constitutes the Agent as his or her attorney for purposes of notifying the Company of such termination.

13.             COMMISSION TO THE AGENT

                The Subscriber acknowledges and agrees that the gross proceeds derived from the sale of the Special Warrants less the Cash Commission (as defined below) shall be paid to the Company on the Closing. The Subscriber understands that upon completion of the Offering, the Agent will receive from the Company a cash commission (the "Cash Commission") equal to 8% of the Subscription Price of the Special Warrants to be sold under this offering to Subscribers. Agent's special warrants (the "Agent's Option") exercisable to acquire Agent's warrants to purchase that number of Shares equal to 10% of the Shares issuable upon the exercise of Special Warrants will be issued to the Agent or according to the Agent's direction. No other fee or commission is payable by the Company in connection with the sale of the Special Warrants. However, the Company will pay those fees and expenses in connection with the offering as are set out in the Agency Agreement. The Agent and its directors, officers, employees and affiliates may, from time to time, hold positions in securities of the Company.

                Both the Company and the Subscriber acknowledge that the Agent is acting as agent in this transaction and the Subscriber hereby acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Company, other that those relating solely to the Agent. The Subscriber acknowledges that its decision to execute this Agreement and purchase the Special Warrants has not been based upon any information or representation concerning the Company provided to the Subscriber by the Company or the Agent other than those contained in this Agreement and such as are contained in documents publicly available in the Company's files at the offices of the British Columbia Securities Commission or The Toronto Stock Exchange (the "Disclosure Record"), and that the Subscriber is relying entirely upon this Agreement and the Disclosure Record. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent. No person in the employment of, or acting as agent of, the Agent has any authority to make or give any representation or warranty and the Company and the Subscriber hereby release the Agent from any claims that may arise in respect thereof.

14.             COSTS

                The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Special Warrants shall be borne by the Subscriber, other than the Cash Commission and Agent's Option which shall be borne by the Company as set out above.

15.             GOVERNING LAW

                This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in his or her personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom he is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

16.             SURVIVAL

                This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Special Warrants by the Subscriber pursuant hereto, the completion of the issue of Special Warrants and the Shares and any subsequent disposition by the Subscriber of the Special Warrants or Shares.

17.             ASSIGNMENT

                This Agreement is not transferable or assignable.

18.             TIME IS OF THE ESSENCE

                For the purposes of this Agreement, time is of the essence.

19.             COUNTERPARTS

                This Agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

                                    EXHIBIT A

            INSTRUCTION SHEET - COMPLETING THE SUBSCRIPTION AGREEMENT


        (i) FIRST PARAGRAPH OF FACE PAGE - insert the number of securities being purchased and the total purchase price;

        (i)     "EXECUTION BY SUBSCRIBER" IF AN INDIVIDUAL:

        -       to the left - sign on first line;

        - to the right - print the name of the Subscriber on the first line and the residential address of the Subscriber on the second line. Do not complete the Name of Contact Person, but provide your telephone and fax numbers on the last two lines;

        (iii) "EXECUTION BY SUBSCRIBER" IF NOT AN INDIVIDUAL (e.g. a corporation, partnership or trust):

        - to the left - have the authorized signatory of the Subscriber sign on the first line;

        - to the right - print the name of the Subscriber on the first line and the address of the Subscriber on the second line. Print the name of the person that the Company should call if it has any questions regarding the subscription documents on the third line and provide his or her telephone and fax numbers on the last two lines;

        (iv) MIDDLE OF FACE PAGE - insert the date that the Subscription Agreement was executed;

        (v) "REGISTRATION INSTRUCTIONS" - only complete this section if the certificates for the securities are to be registered in the name of a nominee (such as your financial institution, broker or RRSP);

        (vi) "DELIVERY INSTRUCTIONS" - only complete this section if the certificates for the securities are to be delivered to an address that is different from the address of the Subscriber;

        (vii) REMAINING LINES (Accepted date lines and signature line for the Company) - leave these lines blank.

                                    EXHIBIT B
                                                                         Form P1
                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.      DESCRIPTION OF TRANSACTION

        (a)     Name of issuer of the securities: Genetronics Biomedical Ltd.
                                                 -------------------------------

        (b)     Number and class of securities to be purchased: Special Warrants
                                                               -----------------

        (c)     Purchase Price: US$3.00 per Special Warrant
                               -------------------------------------------------

2.      DETAILS OF PURCHASER

        (a)     Name of purchaser:
                                  ----------------------------------------------
        (b)     Address:
                        --------------------------------------------------------

        (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:

                ----------------------------------------------------------------

                ----------------------------------------------------------------


3.      RELATIONSHIP TO ISSUER

        (a) Is the purchaser, or any person named in response to 2(c) above, an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser qualifies as an insider:



        (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details:



4.      DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

        Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:


        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

                                   UNDERTAKING

TO:     THE TORONTO STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of closing of the transaction herein or until a receipt is issued by the British Columbia Securities Commission for a Prospectus qualifying the issue of Shares on exercise of the Special Warrants, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.


Dated at
         ----------------------              -----------------------------------
on                        , 1999             (Name of Purchaser-please print)
   ----------------------


                                            ------------------------------------
                                            (Authorized Signature)


                                            ------------------------------------
                                            (Official Capacity-please print)



                                            (Please print here name of
                                            individual whose signature appears
                                            above, if different from name of
                                            purchaser printed above)

                                    EXHIBIT C

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the Securities Act

                                  FORM 20A (IP)

                                 SECURITIES ACT

                     ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER


1. I have agreed to purchase from Genetronics Biomedical Ltd. (the "Issuer") ________________ Special Warrants (the "Securities") of the Issuer. Each Special Warrant is exercisable to acquire one common share of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [CIRCLE ONE] have/have not received an offering memorandum describing the Issuer and the Securities.

4.      I acknowledge that:

        (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

        (b) there is no government or other insurance covering the Securities, AND

        (c)     I may lose all of my investment, AND

        (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

        (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

        (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

        (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g) and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.      I also acknowledge that: [CIRCLE ONE]

        (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

        (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

        (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

        (d)     I am registered under the Act, OR

        (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

        (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

        (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON: ___________________________ (THE
                "REGISTERED PERSON")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

        (a)     of my financial, business or investment experience, OR

        (b)     I have received advice from a person [NAME OF ADVISER:
                ______________________ (THE "ADVISER")] who has advised me that the Adviser is:

                (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.


DATED ________________, 1999.


                                            ------------------------------------
                                            Signature of the Purchaser



                                            ------------------------------------
                                            Name of Purchaser




                                            ------------------------------------
                                            Address of Purchaser

                        INSTRUCTION SHEET - FORM 20A(IP)


-       Item 1 - insert number of securities being purchased;

- Item 3 - if you have received an offering memorandum, circle "have"; if you have not received an offering memorandum, circle "have not";

- Item 5 - if you are purchasing securities that have cost you at least $97,000, circle item (a); if you are purchasing securities that have cost you less than $97,000, CIRCLE ONE of items (b), (c), (e), (f) or
        (g) only and, if you circle (g), print in the space provided the name of the individual broker or adviser and the name of the firm at which he or she works;

                NOTE: If items (a), (b), (c), (e), (f) or (g) do not apply, then you may not lawfully purchase securities under this offering.

- Item 6 - IF you circled (b) or (c) in Item 5, complete Item 6 by circling (a) or (b). If you circle (b), print in the space provided the name of the individual adviser and the name of the firm at which he or she works;

- Remaining lines on page 2 - sign above Signature of Purchaser, date and clearly print name and address of the Purchaser.

                                    EXHIBIT D

                   CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

The undersigned is purchasing securities of Genetronics Biomedical Ltd. (the "Issuer").

The undersigned hereby certifies that:

(a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

(b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

(e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

(f) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Form), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:

        _________________________________________________ (name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account.)

The undersigned acknowledges that it is bound by the provisions of the British Columbia Securities Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.

Dated at ____________________________________ this _____ day of _________, 1999.


                                            ------------------------------------
                                            (Name of Purchaser - please print)


                                            ------------------------------------
                                            (Authorized Signature)


                                            ------------------------------------
                                            (Official Capacity - please print)


                                            (please print name of individual
                                            whose signature appears above, if
                                            different from name of purchaser
                                            printed above)

       SCHEDULE TO EXHIBIT D - CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

              LIST OF DIRECTORS, SENIOR OFFICERS AND OTHER INSIDERS
                 OF THE COMPANY AND OTHER PERSONS THAT CARRY ON
                  INVESTOR RELATIONS ACTIVITIES FOR THE COMPANY


                               Lois J. Crandell
                               Gunter Hofmann
                               Martin Nash
                               James L. Heppell
                               Suzanne Wood
                               Stan Yakatan
                               Gordon J. Politeski
                               Wayne Schnarr
                               James Lierman
                               Al Snyder
                               Dietmar Rabussay
                               William McGlone
                               Markus Hofmann
                               E. Terrie Roe-Dierlam
                               Gerard Seroussi
                               Andrea DeKertanguy
                               Miles Lewis
                               Malcome McGuire
                               Maria De Geer
                               Marc Moreau

         INSTRUCTION SHEET - CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

-       Item (b) - insert name of jurisdiction.

- Item (f) - insert name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account.

-       Insert name of city and country and date.

- Clearly print name of purchaser, sign above Authorized Signature, insert official capacity and print name of individual whose signature appears on Authorized Signature line, if different from name of purchase printed.

                                  SCHEDULE "B"
                             SUBSCRIPTION AGREEMENT
                                (THE "AGREEMENT")

The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase _____________________ special warrants (the "Special Warrants") of Genetronics Biomedical Ltd. (the "Company") at a price of US$3.00 per Special Warrant for aggregate proceeds of US$_____________________ (the "Subscription Price"), all on the terms and subject to the conditions set forth in Schedule A attached hereto and in the Agency Agreement and the Special Warrant Indenture (each as defined herein).

                             EXECUTION BY SUBSCRIBER

                                            ------------------------------------
                                            Name of Subscriber

                                            ------------------------------------
                                            Address of Subscriber

Signature of Individual Subscriber or
Authorized Signatory of Subscriber          ------------------------------------
(if Subscriber is NOT an individual)        Name of Contact Person, if
                                            Subscriber not an individual

                                            (  )
                                            ------------------------------------
                                            Telephone Number of Subscriber or
                                            Contact Person

                                            (  )
                                            ------------------------------------
                                            Facsimile Number of Subscriber or
                                            Contact Person


EXECUTED BY THE SUBSCRIBER THIS __________ DAY OF _________________, 1999.

PLEASE COMPLETE THE FOLLOWING SECTION IF YOU REQUIRE THE CERTIFICATE(S) REPRESENTING THE SECURITIES TO APPEAR IN THE NAME OF AN INTERMEDIARY, SUCH AS YOUR BROKER, OR REQUIRE THE CERTIFICATE(S) TO BE DELIVERED TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

------------------------------------        ------------------------------------
REGISTRATION INSTRUCTIONS                   DELIVERY INSTRUCTIONS

------------------------------------        ------------------------------------
Name to appear on certificate(s)            Name and account reference, if
                                            applicable


------------------------------------        ------------------------------------
Account reference, if applicable            Contact Person

------------------------------------        ------------------------------------
Address of Intermediary                     Address for Delivery


                                            ------------------------------------
                                            Telephone Number of Contact Person

ACCEPTED by the Company this __________ day of ________________, 1999.

GENETRONICS BIOMEDICAL LTD.


Per: __________________________________
     Authorized Signatory

                                   SCHEDULE A

In consideration of the covenants and agreements herein, and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.      DESCRIPTION OF SPECIAL WARRANTS

        The Special Warrants will be transferable and will be issued pursuant to an indenture to be made between the Company and Montreal Trust Company of Canada (the "Special Warrant Indenture") and shall entitle the holders thereof to receive, without additional payment, upon exercise of the Special Warrants, one common share (a "Share") of the Company for each Special Warrant held.

        The Special Warrants will be exercisable at any time on or before 4:30 p.m. (Vancouver time) (the "Expiry Time"), on the day which is the earlier of:
(a) 12 months from the Closing (as defined below); and (b) the day which is five business days after a receipt for a final prospectus (the "Prospectus") qualifying the issuance of the Shares issuable upon due exercise of the Special Warrants has been issued by the securities regulatory authorities in British Columbia and such other Provinces in Canada that the Agent reasonably requires (collectively, the "Canadian Filing Jurisdictions"). Special Warrants not expressly exercised by the holders thereof prior to the Expiry Time shall be deemed to have been so exercised immediately prior thereto.

        The Company has covenanted and agreed to, among other things, use its reasonable best efforts to finalize and obtain a receipt for the Prospectus in each of the Canadian Filing Jurisdictions, and to file and to have declared effective, a registration statement or similar document (the "Registration Statement") in compliance with the United States Securities Act of 1933 (the "U.S. Securities Act") to register the resale by the Subscriber of the Shares held by the Subscriber pursuant to the exercise of the Special Warrants, no later than 5:00 p.m. (Vancouver time) on the day which is 90 days from Closing (the "Qualification Deadline").

        IN THE EVENT THAT THE COMPANY IS UNABLE TO OBTAIN A RECEIPT FOR THE PROSPECTUS IN ANY OF THE CANADIAN FILING JURISDICTIONS, THE SPECIAL WARRANTS AND THE SHARES (COLLECTIVELY, THE "SECURITIES") WILL BE SUBJECT TO STATUTORY HOLD PERIODS DURING WHICH, SUBJECT TO THE AVAILABILITY OF ANOTHER EXEMPTION, THE SECURITIES MAY NOT BE RESOLD IN SUCH CANADIAN FILING JURISDICTIONS. IN THE EVENT THE REGISTRATION STATEMENT IS NOT DECLARED EFFECTIVE, THEN THE SECURITIES MAY ONLY BE RESOLD PURSUANT TO APPLICABLE EXEMPTIONS FROM REGISTRATION PURSUANT TO UNITED STATES FEDERAL, STATE AND LOCAL SECURITIES LAWS. IN ADDITION, ANY SHARES OBTAINED PURSUANT TO THE EXERCISE OF SPECIAL WARRANTS PRIOR TO THE ISSUANCE OF RECEIPTS FOR THE PROSPECTUS BY THE SECURITIES COMMISSIONS IN THE CANADIAN FILING JURISDICTIONS OR THE DECLARATION OF EFFECTIVENESS OF THE REGISTRATION STATEMENT WILL BE SUBJECT TO STATUTORY RESTRICTIONS ON RESALE. THE COMPANY IS A REPORTING ISSUER IN BRITISH COLUMBIA AND ONTARIO. THE COMPANY IS A REPORTING COMPANY UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934. THE COMPANY IS NOT A REPORTING ISSUER OR A REPORTING COMPANY IN ANY OTHER JURISDICTION. A HOLDER RESIDENT IN ANOTHER JURISDICTION MAY BE SUBJECT TO DIFFERENT AND LONGER RESALE RESTRICTIONS. RESIDENTS OF SUCH OTHER JURISDICTIONS ARE URGED TO CONSULT WITH COUNSEL THEREIN ABOUT APPLICABLE RESALE RESTRICTIONS.

        IT IS A FURTHER PROVISION OF THE SPECIAL WARRANT INDENTURE THAT THE AGGREGATE PROCEEDS OF THE SALE OF THE SPECIAL WARRANTS (THE "PROCEEDS"), WILL BE DELIVERED TO THE COMPANY AT THE CLOSING (AS DEFINED BELOW).

        THE TERMS AND CONDITIONS WHICH GOVERN THE SPECIAL WARRANTS ARE CONTAINED IN THE SPECIAL WARRANT INDENTURE WHICH CONTAINS, AMONG OTHER THINGS, ANTI-DILUTION PROVISIONS AND PROVISIONS FOR THE APPROPRIATE ADJUSTMENT IN THE CLASS, NUMBER AND PRICE OF THE SHARES UPON THE OCCURRENCE OF CERTAIN EVENTS, INCLUDING ANY SUBDIVISION, CONSOLIDATION OR RECLASSIFICATION OF THE SHARES OR PAYMENTS OF STOCK DIVIDENDS OR THE AMALGAMATION OR OTHER SUBSTANTIAL REORGANIZATION OF THE COMPANY.

        The Special Warrants herein subscribed for form part of a larger offering (the "Offering") consisting of both an offering to United States residents under Regulation D and an offering to non-U.S. residents under Regulation S and applicable exemptions under applicable Canadian securities laws, of up to 4,500,000 Special Warrants to be issued by the Company pursuant to an agency agreement (the "Agency Agreement") between the Company and Canaccord International (L) Corporation (the "Agent").

        The foregoing description of the Special Warrants is a summary only and is subject to the detailed provisions of the Special Warrant Indenture under which they are to be issued.

2.      PAYMENT

        The Subscription Price must be paid by wire transfer of funds in United States dollars at par.

3.      REGISTRATION AND DELIVERY INSTRUCTIONS

        The Subscriber must complete, sign and return by courier to Canaccord Capital Corporation of P.O. Box 10337, 2200 - 609 Granville Street, Vancouver, British Columbia, V7Y 1H2:

        (a)     an executed copy of this Agreement;

        (b)     delivery instructions attached hereto;

        (c) Toronto Stock Exchange Questionnaire and Undertaking in the form attached as Exhibit A;

        (d) a completed and executed copy of the Investor Qualification Questionnaire, attached as Exhibit B;

        (e) an Undertaking of Foreign Portfolio Manager, attached as Exhibit C; and

        (f)     confirmation of a wire transfer of the Subscription Price to:

                Bank of Montreal
                Montreal, Quebec
                Swift: BOFMCAM2
                Account: 0004 4625407
                Beneficiary: Canaccord Capital Corp.
                Client Name: Canaccord International Corporation
                Client Account Number:  252-974B-9

                in the amount of the Subscription Price.

        The Subscriber (or if applicable, others for whom it is contracting hereunder) shall complete, sign and return to the Company as soon as possible on request by the Company any documents, questionnaires, notices and undertakings as may be required of the Subscriber by regulatory authorities and applicable law.

4.      CLOSING

        The closing of the transactions contemplated herein will be completed at the offices of Catalyst Corporate Finance Lawyers at Suite 1100, 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9 or at such other place as the Company and the Agent shall agree, at 10:00 a.m. (Vancouver Time) on the date upon which the Company and the Agent agree (the "Closing").

        This executed Agreement is open for acceptance in whole or in part by the Company in its sole discretion in each case or at any time prior to the Closing. Confirmation of acceptance or rejection of a subscription will be forwarded to the Subscriber promptly after acceptance or rejection has been made. If this Agreement is rejected in whole and if the Subscriber has delivered a certified cheque or bank draft representing the Subscription Price for the Special Warrants, then such cheque or bank draft will be promptly returned to the Subscriber without deduction or interest. If this Agreement is accepted only in part and the Subscriber has delivered a certified cheque or bank draft as aforesaid, a cheque representing the portion of the Subscription Price for that portion of the Subscriber's subscription for Special Warrants which is not accepted will be promptly returned to the Subscriber without interest.

        Certificates representing the Special Warrants (individually, a "Special Warrant Certificate", and collectively, the "Special Warrant Certificates") will be available for delivery at the Closing against payment of the aggregate Subscription Price in the manner specified above. If the Subscriber does not choose to attend the Closing to receive the Special Warrant Certificate representing the Special Warrants subscribed for herein, then the Subscriber, on its own behalf or on behalf of others for whom it is contracting hereunder, hereby appoints the Agent, with full power of substitution, as its true and lawful attorney and agent with the full power and authority in its place and stead to swear, execute, file and record any document necessary to accept delivery of the Special Warrants at the Closing, to terminate this Agreement on its behalf in the event that any condition precedent to the offering has not been satisfied, to execute a receipt for the Special Warrants and any other documentation, modify or waive any conditions or grant any waivers on its behalf in connection with this transaction, and to deliver Special Warrant Certificates to the Subscriber at the address set forth above promptly after the Closing.

5.      PROSPECTUS/REGISTRATION EXEMPTIONS

        The sale and delivery of the Special Warrants to the Subscriber (or others for whom it is contracting hereunder) is conditional upon such sale being exempt from the requirement to file a prospectus or registration statement, as defined in applicable securities legislation.

        The Subscriber on its own behalf (or on behalf of others for whom it is contracting hereunder, if applicable) acknowledges and agrees that:

        (a) its decision to execute this Agreement and purchase the Special Warrants (on its own behalf or on behalf of those for whom it is contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Agent or the Company;

        (b) to the best of its knowledge, the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio or television or otherwise;

        (c) it (or others for whom it is contracting hereunder) has been independently advised as to applicable resale restrictions in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Agent or the Company with respect thereto, acknowledges that it is aware of the characteristics of the Special Warrants, the risks relating to an investment therein and of the fact that it (or others for whom it is contracting hereunder) may not be able to resell the Special Warrants or Shares except in accordance with exemptions under applicable securities legislation and regulatory policy and that if it (or others for whom it is contracting hereunder) exercises the Special Warrants prior to the issuance of final receipt for a prospectus in the Canadian Filing Jurisdictions or the effectiveness of the Registration Statement in the United States, the Shares acquired may be subject to applicable resale restrictions;

        (d) it is an accredited investor ("Accredited Investor") within the meaning of Regulation D under the U.S. Securities Act and is acquiring the Special Warrants for its own account for investment only or for the account of an Accredited Investor as to which it exercises sole investment discretion and not with a view towards their distribution and has duly completed and executed a true and accurate United States Subscription Agreement Questionnaire attached as Exhibit B;

        (e) it agrees that if it decides to offer, sell or otherwise transfer any of the Special Warrants or Shares, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless (i) the sale is to the Company; or (ii) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act ("Regulation S"); or (iii) the sale is made pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144A or Rule 144 thereunder, if applicable, and in compliance with any applicable state securities laws; or (iv) the sale is made under an effective registration statement under the U.S. Securities Act; (f) it consents to the Company making a notation on its records or giving instructions to any transfer agent of the Special Warrants or Shares in order to implement the restrictions on transfer set forth and described herein.

6.      RESTRICTIONS ON TRANSFER IN THE UNITED STATES.

The Subscriber agrees (on behalf of itself or others for whom it is contracting hereunder) not to make any disposition of all or any portion of the Special Warrants or the Shares within the United States unless and until:

        (a) there is then in effect a registration statement under the U.S. Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

        (b) (i) the transferee has agreed in writing to be bound by the terms of this Agreement; (ii) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition; and (iii) if reasonably requested by the Company, the Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the U.S. Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 or Rule 904 except in unusual circumstances; or

        (c) notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Subscriber which is: (i) a partnership to its partners or former partners in accordance with partnership interests; (ii) a corporation either to its stockholders in accordance with their interest in the corporation or to its affiliates; (iii) a limited liability company to its members or former members in accordance with their interest in the limited liability company; or (iv) to the Subscriber's family member or trust for the benefit of an individual Subscriber; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if it were an original Subscriber hereunder.

Each certificate representing Special Warrants or Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT EXCEPT: (i) IN COMPLIANCE WITH RULE 144 OR ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT; AND (ii) IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the Company can obtain an opinion that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. The Company agrees to use its best efforts to obtain such opinion.

Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company.

7.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

                The Subscriber understands that neither the Special Warrants nor the Shares have been registered under the U.S. Securities Act. The Subscriber also understands that the Special Warrants are being offered and sold pursuant to an exemption from registration contained in the U.S. Securities Act based in part upon the Subscriber's representations contained in this Agreement and the attached Investor Qualification Questionnaire.

The Subscriber (on its own behalf or on behalf of others for whom it is contracting hereunder) hereby represents, warrants and covenants to the Agent and the Company, which representations and warranties shall survive the Closing, that:

        (a) the Subscriber is purchasing sufficient Special Warrants so that the aggregate acquisition cost of the Special Warrants to the Subscriber is not less than Cdn.$97,000;

        (b) the Subscriber is purchasing as principal and is not a corporation, partnership, trust, fund, association, or any other organized group of persons created, or used primarily, to permit the purchase of the Special Warrants (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Special Warrants is less than Cdn.$97,000 or, if not purchasing the Special Warrants as principal, is duly authorized to enter into this Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Company may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Special Warrants for whom it may be acting, and is a portfolio manager in a jurisdiction other than Canada, provided that the total asset value of the investment portfolio it manages on behalf of its clients is not less than Cdn.$20,000,000 and it is purchasing the Special Warrants as an agent or trustee for accounts that are fully managed by it;

        (c) no prospectus has been filed by the Company with the British Columbia Securities Commission in connection with the issuance of the Special Warrants, the issuance is exempt from the prospectus requirements of the Securities Act (British Columbia) (the "Act"), and that:

                (i) the Subscriber is restricted from using most of the civil remedies available under the Act;

                (ii) the Subscriber may not receive information that would otherwise be required to be provided to him or her under the Act; and

                (iii) the Company is relieved from certain obligations that would otherwise apply under the Act;

        (d) if the Subscriber is a syndicate, partnership or other form of unincorporated organization, every participant in the syndicate, partnership or unincorporated organization would have an aggregate acquisition cost of not less than Cdn.$97,000 for the Special Warrants purchased if the participant were acquiring its proportionate interest in the Special Warrants purchased;

        (e) subject to paragraph 6(d) above, if the Subscriber is not an individual or a corporation, each member of the partnership, syndicate or other unincorporated organization which is the beneficial purchaser, or each beneficiary of the trust which is the beneficial purchaser, as the case may be, is an individual who has an aggregate acquisition cost of not less than Cdn.$97,000 for the Special Warrants;

        (f) if the Subscriber is an individual, he or she has attained the age of majority and in every case he or she is legally competent to execute this Agreement and to take all actions required pursuant hereto;

        (g) if the Subscriber is other than an individual, it is legally competent to execute this Agreement and to take all actions required pursuant thereto and all approvals necessary for the Subscriber to do so have been obtained;

        (h) the Subscriber acknowledges that as the Special Warrants are subject to a hold period under applicable British Columbia securities legislation, the Company will be required to legend the Special Warrant Certificate and certificates representing the Shares (in the event such Shares are acquired prior to the issuance of a receipt for the Prospectus by the securities regulatory authorities in British Columbia in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL SEPTEMBER __, 1999 EXCEPT AS PERMITTED BY THE SECURITIES ACT OF BRITISH COLUMBIA AND THE RULES MADE THEREUNDER.";

        (i) the Subscriber (or the others for whom it is contracting hereunder) is resident in the jurisdiction set out on the first page of this Agreement;

        (j) if the Subscriber (or the others for whom it is contracting hereunder) trades the Securities before receipts for the final Prospectus are obtained, it will comply with the securities legislation respecting such trades in the jurisdiction within which such Subscriber (or the others for whom it is contracting hereunder) resides and sells the Securities and all other applicable securities laws;

        (k) this Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

        (l) no person has made to the Subscriber any written or oral representation:

                (i) that any person will resell or repurchase the Special Warrants or the Shares;

                (ii) that any person will refund the purchase price of the Special Warrants;

                (iii) as to the future price of the Special Warrants or the Shares; or

                (iv) that the Special Warrants or Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post the Special Warrants or Shares for trading on a stock exchange, apart from an application to list the Shares on The Toronto Stock Exchange and the American Stock Exchange;

        (m) it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment.

        (n) the Subscriber or, where it is not purchasing as principal, each beneficial purchaser, has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Subscriber or, where it is not purchasing as principal, each beneficial purchaser, must bear the economic risk of this investment indefinitely unless the Special Warrants (or the Shares) are registered pursuant to the U.S. Securities Act, or an exemption from registration is available;

        (o) by reason of its, or of its management's, business or financial experience, the Subscriber has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Subscriber is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement; and

        (p) the Subscriber has had an opportunity to discuss the Company's business, management and financial affairs with the management of the Company and has had the opportunity to review the Company's operations and facilities. The Subscriber has also had the opportunity to ask questions of, and receive answers from, the management of the Company regarding the terms and conditions of this investment.

8.      RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS

        The Subscriber acknowledges that the representations and warranties and covenants contained in this Agreement are made with the intent that they may be relied upon by the Company and the Agent in determining its eligibility to purchase the Special Warrants and the Subscriber hereby agrees to indemnify the Company and the Agent against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur that are caused by or arise from the reliance thereon by the Company and the Agent. The Subscriber further agrees that by accepting the Special Warrants the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Subscriber at the Closing and that they shall survive the purchase by the Subscriber of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition of the Special Warrants or the Shares.

9.      ACKNOWLEDGEMENT

        THE SUBSCRIBER ACKNOWLEDGES THAT THE SUBSCRIBER HAS RECEIVED SUCH INDEPENDENT ADVICE FROM INDEPENDENT LEGAL, ACCOUNTING AND TAX PROFESSIONAL ADVISORS AS THE SUBSCRIBER HAS DETERMINED NECESSARY TO MAKE A DECISION TO PURCHASE THE SPECIAL WARRANTS.

10.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company agrees that the Subscriber shall have the benefit of each and all of the representations and warranties made by the Company to the Agent in the Agency Agreement, with the same effect as if such representations and warranties were repeated herein and made to the Subscriber, and acknowledges that the Subscriber is relying upon such representations and warranties in entering into this Agreement. The Company will, upon request of the Subscriber and without charge, provide the Subscriber with an extract from the Agency Agreement setting forth all such representations and warranties.

11.     CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

        In the event that a holder of Special Warrants, who acquires Shares upon the exercise of the Special Warrants, is or becomes entitled to the remedy of rescission by reason of the Prospectus, the Registration Statement or any amendment thereto containing a misrepresentation, such holder shall, subject to available defences and any limitation period under applicable securities legislation, be entitled to rescission not only of the holder's exercise of its Special Warrants but also of this Agreement pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund from the Company of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrant subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of Special Warrants under applicable securities legislation.

12.     APPOINTMENT OF AGENT

        The Subscriber, on its own behalf and on behalf of others for whom it is contracting hereunder, hereby:

        (a) irrevocably authorizes the Agent to negotiate and settle the form of the Special Warrant Indenture and any other agreement to be entered into in connection with this transaction and to waive on its own behalf and on behalf of the Subscribers in whole or in part, or extend the time for compliance with, any of the Closing conditions in such manner and on such terms and conditions as the Agent may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of such others hereunder;

        (b) acknowledges and agrees that the Agent and the Company may vary, amend, alter or waive, in whole or in part, one or more of the conditions set forth in the Agency Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, without affecting in any way the Subscriber or such others' obligations hereunder; provided however, that the Agent shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material attributes of the Special Warrants described herein; and

        (c) irrevocably authorizes the Agent to swear, execute, file and record any documents necessary to accept delivery of the Special Warrants at the Closing and to terminate this Agreement on behalf of the Subscriber in the event that any condition precedent to the offering has not been satisfied.

        Should the Offering be over subscribed, the number of Special Warrants subscribed for shall be allocated to the Subscriber in the discretion of the Company. The Agent shall be authorized to amend the information contained herein to reduce the number of Special Warrants subscribed for and the Subscription Price to reflect the number of Special Warrants allocated to the Subscriber and the Subscription Price therefor.

13.     TERMINATION OF AGREEMENT

        The Subscriber may terminate his or her subscription hereunder if the Agent terminates its obligations under the Agency Agreement, and hereby irrevocably constitutes the Agent as his or her attorney for purposes of notifying the Company of such termination.

14.     COMMISSION TO THE AGENT

        The Subscriber acknowledges and agrees that the gross proceeds derived from the sale of the Special Warrants less the Cash Commission (as defined below) shall be paid to the Company on the Closing. The Subscriber understands that upon completion of the Offering, the Agent will receive from the Company a cash commission (the "Cash Commission") equal to 8% of the Subscription Price of the Special Warrants to be sold under this offering to Subscribers. Agent's special warrants (the "Agent's Option") exercisable to acquire Agent's warrants to purchase that number of Shares equal to 10% of the Shares issuable upon the exercise of Special Warrants will be issued to the Agent or according to the Agent's direction. No other fee or commission is payable by the Company in connection with the sale of the Special Warrants. However, the Company will pay those fees and expenses in connection with the offering as are set out in the Agency Agreement. The Agent and its directors, officers, employees and affiliates may, from time to time, hold positions in securities of the Company.

        Both the Company and the Subscriber acknowledge that the Agent is acting as agent in this transaction and the Subscriber hereby acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Company, other that those relating solely to the Agent. The Subscriber acknowledges that its decision to execute this Agreement and purchase the Special Warrants has not been based upon any information or representation concerning the Company provided to the Subscriber by the Company or the Agent other than those contained in this Agreement and such as are contained in documents the Company has filed with securities regulators and which are publicly available (the "Disclosure Record"), and that the Subscriber is relying entirely upon this Agreement and the Disclosure Record. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent. No person in the employment of, or acting as agent of, the Agent has any authority to make or give any representation or warranty and the Company and the Subscriber hereby release the Agent from any claims that may arise in respect thereof.

15.     COSTS

        The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Special Warrants shall be borne by the Subscriber, other than the Cash Commission and Agent's Option which shall be borne by the Company as set out above.

16.     GOVERNING LAW

        This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in his or her personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom he is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

17.     SURVIVAL

        This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Special Warrants by the Subscriber pursuant hereto, the completion of the issue of Special Warrants and the Shares and any subsequent disposition by the Subscriber of the Special Warrants or Shares.

18.     ASSIGNMENT

        This Agreement is not transferable or assignable.

19.     TIME IS OF THE ESSENCE

        For the purposes of this Agreement, time is of the essence.

20.     COUNTERPARTS

        This Agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

                                    EXHIBIT A
                                                                         Form P1
                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.      DESCRIPTION OF TRANSACTION

        (a)     Name of issuer of the securities: Genetronics Biomedical Ltd.
                                                 -------------------------------

        (b)     Number and class of securities to be purchased: Special Warrants
                                                               -----------------

        (c)     Purchase Price: US$3.00 per Special Warrant
                               -------------------------------------------------

2.      DETAILS OF PURCHASER

        (a)     Name of purchaser: Capital Research Management Company
                                  ----------------------------------------------
        (b)     Address:
                        --------------------------------------------------------

        (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:

                ----------------------------------------------------------------

                ----------------------------------------------------------------


3.      RELATIONSHIP TO ISSUER


        (a) Is the purchaser, or any person named in response to 2(c) above, an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser qualifies as an insider:

               No
               -----------------------------------------------------------------

        (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details:

               No
               -----------------------------------------------------------------

4.      DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

        Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

        None
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------



                                   UNDERTAKING

TO:     THE TORONTO STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of closing of the transaction herein or until a receipt is issued by the British Columbia Securities Commission for a Prospectus qualifying the issue of Shares on exercise of the Special Warrants, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.


Dated at London, England                    Capital Research Management Company
------------------------------------        ------------------------------------
on May 28, 1999                             (Name of Purchaser-please print)


                                            ------------------------------------
                                            (Authorized Signature)


                                            ------------------------------------
                                            (Official Capacity-please print)


                                            ------------------------------------
                                            (Please print here name of
                                            individual whose signature appears
                                            above, if different from name of
                                            purchaser printed above)

                                    EXHIBIT B

                                  REGULATION D

                  INVESTOR QUALIFICATION QUESTIONNAIRE (ENTITY)


        In connection with the undersigned's proposed purchase of certain special warrants and the potential conversion thereof resulting in the issuance of shares of Common Stock (collectively, the "Securities") of Genetronics Biomedical Ltd. (the "Company"), the undersigned makes the following representations on which you are entitled to rely:

        1. The undersigned's full name, primary business address, phone number and federal tax I.D. numbers are:

                Capital Research Management Company
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------
                Telephone:
                ----------------------------------------------------------------
                Federal Tax I.D. #
                ----------------------------------------------------------------


        2. The profits and net assets of the entity are such that it is not now, and does not contemplate that it will be, required to dispose of its Securities to satisfy any existing or expected undertaking or indebtedness. It is also able to bear the economic risk of an investment in the Company as well as the restriction on its ability to sell or transfer the Securities for an indefinite period of time because it will not be registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws, and therefore cannot be sold, transferred, pledged or otherwise disposed of or encumbered unless it is subsequently registered pursuant to the Act or an exemption from such registration is available.

        3. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

                (a) [ ] The undersigned certifies that it is either (a) a bank as defined in section 3(a)(2) of the Act, (b) a savings and loan association or other institution specified in section 3(a)(5)(A) of the Act, (c) an insurance company as defined in section 2(13) of the Act, (d) an investment company registered under the Investment Company Act of 1940, (e) a business development company as defined in section 2(a)(48) of such Act, (f) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, (g) any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000, (h) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is either a bank, insurance company, or registered investment adviser, or savings and loan association or if the employee benefit plan has total assets in excess of $5,000,000, or if the employee benefit plan is a self-directed plan, with investment decisions made solely by an accredited investor, (i) an organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000, (j) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, (k) a corporation or partnership with total assets in excess of $5,000,000, or (l) a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person.

                (b) [ ] The undersigned certifies that it is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

                (c)     [ ] The undersigned certifies that it is an entity that
                        (i) was not organized in the United States, (ii) does not conduct any business in the United States and (iii) was not formed for the specific purpose of acquiring the Securities.

                (d) [ ] The undersigned certifies that each and every one of its equity owners (in the case of a revocable living trust, its grantor(s)) is able to certify that he meets at least one of the following three conditions:

                        (i) The equity owner is a natural person whose individual net worth, or joint worth with his spouse (i.e., total assets in excess of total liabilities) exceeds $1,000,000.

                        (ii) The equity owner is a natural person who had an INDIVIDUAL annual adjusted gross income(1) in excess of $200,000 (or an annual adjusted gross income with such owner's spouse in excess of $300,000) in each of the two most recent tax years and who reasonably expects an individual annual adjusted gross income in excess of $200,000 (or an annual adjusted gross income with such owner's spouse in excess of $300,000) in his current tax year.

                        (iii) The equity owner is one of the institutions or entities set forth in paragraph 7.1 above.



--------

(1) As used herein "individual annual adjusted gross income" means "adjusted gross income," as reported for Federal income purposes, less any income attributable to a spouse or to property owned by a spouse and increased by the following amounts (but not including any amounts attributable to a spouse: (i) the amount of any tax-exempt interest income received, (ii) amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA, Keogh or 401(k) retirement plan and (v) alimony paid.

        4. The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company, and that the undersigned will notify the Company of any material change in any of such information prior to the undersigned's investment in the Company.

        IN WITNESS WHEREOF, the undersigned has executed this certificate on May 28, 1999


                                            Capital Research Management Company
                                            ------------------------------------
                                            NAME OF ENTITY


                                            By:
                                               ---------------------------------


                                            ------------------------------------
                                            Title or Association with Entity

                                    EXHIBIT C

                   CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

The undersigned is purchasing securities of Genetronics Biomedical Ltd. (the "Issuer").

The undersigned hereby certifies that:

(a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

(b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ___________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

(e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

(f) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Form), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:

        __________________________________________ (name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account.)

The undersigned acknowledges that it is bound by the provisions of the British Columbia Securities Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.

Dated at ___________________________________ this _____ day of _________, 1999.


                                            ------------------------------------
                                            (Name of Purchaser - please print)


                                            ------------------------------------
                                            (Authorized Signature)


                                            ------------------------------------
                                            (Official Capacity - please print)


                                            ------------------------------------
                                            (please print name of individual
                                            whose signature appears above, if
                                            different from name of purchaser
                                            printed above)

       SCHEDULE TO EXHIBIT C - CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

              LIST OF DIRECTORS, SENIOR OFFICERS AND OTHER INSIDERS
                 OF THE COMPANY AND OTHER PERSONS THAT CARRY ON
                  INVESTOR RELATIONS ACTIVITIES FOR THE COMPANY


                                    Lois J. Crandell
                                    Gunter Hofmann
                                    Martin Nash
                                    James L. Heppell
                                    Suzanne Wood
                                    Stan Yakatan
                                    Gordon J. Politeski
                                    Wayne Schnarr
                                    James Lierman
                                    Al Snyder
                                    Dietmar Rabussay
                                    William McGlone
                                    Markus Hofmann
                                    E. Terrie Roe-Dierlam
                                    Gerard Seroussi
                                    Andrea DeKertanguy
                                    Miles Lewis
                                    Malcome McGuire
                                    Maria De Geer
                                    Marc Moreau